VESSELS AND EQUIPMENT	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT

18.	VESSELS AND EQUIPMENT

Movements in the three years ended December 31, 2016 may be summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Net Carrying Value
Balance at December 31, 2013	752,948	(49,887)	703,061
Transfer from Newbuildings	186,717	—
Additions	3,986	—
Depreciation	—	(31,845)
Balance at December 31, 2014	943,651	(81,732)	861,919
Vessels and equipment acquired upon the Merger	132,712	—
Transfers from Newbuildings	133,429	—
Additions	101,752	—
Depreciation	—	(40,614)
Balance at December 31, 2015	1,311,544	(122,346)	1,189,198
Depreciation	—	(53,369)
Additions	215	—
Disposals	(173,203)	—
Impairment loss	(36,311)	18,099
Transfers from Newbuildings	532,766	—
Balance at December 31, 2016	1,635,011	(157,616)	1,477,395

In January 2014, Frontline 2012 took delivery of Front Dee and Front Clyde and in February and March 2014, took delivery of Front Esk and Front Mersey, respectively, the remaining four fuel efficient MR tanker newbuildings ordered from STX Korea at an aggregate value of $137.5 million.

In September 2014, Frontline 2012 took delivery of Front Lion, the first of fourteen fuel efficient Aframax/LR2 tanker newbuildings ordered from Guangzhou Longxe Shipbuilding Co. Ltd, at an aggregate value of $44.7 million.

In January 2015 and March 2015, Frontline 2012 took delivery of the second and third of fourteen fuel efficient Aframax/LR2 tanker newbuildings, Front Panther and Front Puma, respectively, ordered from Guangzhou Longxe Shipbuilding Co.Ltd at an aggregate value of $89.5 million.

In March 2015, Frontline 2012 took delivery of the 2009-built and 2011-built Suezmax tankers, Front Balder and Front Brage, respectively, following an agreement to purchase these vessels in January 2015 at an aggregate value of $100.0 million.

In June 2015, Frontline 2012 took delivery of the fourth of fourteen fuel efficient Aframax/LR2 tanker newbuilding, Front Tiger, ordered from Guangzhou Longxe Shipbuilding Co.Ltd at a value of $43.9 million.

The Company acquired the 2014-built and 2015-built Suezmax tankers, Front Ull and Front Idun, respectively, at a fair value of $130.0 million as a result of the Merger. The Company also acquired equipment at that time with a fair value of $2.7 million.

In the first quarter of 2016, four Aframax/LR2 tanker newbuildings, the Front Ocelot, the Front Cheetah, the Front Cougar and the Front Lynx, were delivered to the Company at an aggregate value of $184.1 million.

In May 2016 and June 2016, the Company took delivery of the Aframax/LR2 tanker newbuildings, Front Leopard and Front Jaguar, respectively, at an aggregate value of $92.7 million.

In June 2016, the Company entered into an agreement to sell its six MR tankers for an aggregate price of $172.5 million to an unaffiliated third party. Five of these vessels were delivered by the Company in August and September 2016 and the final vessel was delivered in November 2016. The Company recorded an impairment loss of $18.2 million in 2016 in respect of these vessels.

In August 2016, the Suezmax newbuilding, Front Challenger, was delivered to the Company at a value of $60.3 million.

In September 2016, the VLCC newbuilding, Front Duke, the Suezmax newbuilding, Front Crown, and the Aframax/LR2 newbuilding, Front Altair, were delivered to the Company at an aggregated value of $195.6 million.